UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 28, 2007
FIRST BANCORP.
(Exact Name of Registrant as Specified in its Charter)

001-14793
(Commission File Number)

Puerto Rico	66-0561882
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
1519 Ponce de Leon San Juan, Puerto Rico 00908-0146
(Address of Principal Executive Offices) (Zip Code)
(787) 729 8200
(Registrant’s Telephone Number, including Area Code)
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On August 28, 2007, the Board of Directors of First BanCorp. (the “Corporation”) approved an amendment to the Corporation’s By-Laws to require that any nominee for director who fails to receive the requisite majority vote at an annual or special meeting held for the purpose of electing directors to tender his or her resignation to the Board promptly following certification of the stockholder vote. As amended, Section 10 of Article II of the By-Laws also provides thatthe Board will act on the tendered resignation within 90 days following certification of the stockholder vote. The amendment was effective upon the approval by the Board. The text of Section 10 of Article II of the By-Laws is set forth in Exhibit 3.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amendment to By-Laws approved on August 28, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2007	FIRST BANCORP
	By:	/s/ Lawrence Odell
		Name:	Lawrence Odell
		Title:	Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
3.1	Amendment to By-Laws approved on August 28, 2007